ACCOUNTS RECEIVABLE, NET	12 Months Ended
Jul. 31, 2019
ACCOUNTS RECEIVABLE, NET
ACCOUNTS RECEIVABLE, NET

NOTE 3 – ACCOUNTS RECEIVABLE, NET

	As of July 31,
	2019	2018
Accounts receivable	$1,537,593	$137,550
Less: allowances for doubtful accounts	(65,335)	—
Accounts receivables, net	$1,472,258	$137,550

Accounts receivable represents balance due from providing going public consulting services to customers in which the Company’s contracted performance obligations have been satisfied, amount billed and the Company has an unconditional right to payment. In fiscal year 2019, the Company primarily focused on providing IPO related consulting services to customers. Given the longer duration of the IPO process, the Company extended the credit terms to customers, which led to increased accounts receivable balance as of July 31, 2019. Approximately 14% of the July 31, 2019 accounts receivable balance has been subsequently collected as of the date of this Report and the remaining balances are expected to be collected within the next few months.

The aging of the Company’s accounts receivable as of July, 2019 and 2018, are as follows:

	As of July 31,
	2019	2018
1-90 days past due	$364,430	$137,550
90-180 days past due	147,722	—
180-360 days past due	894,771	—
Greater than 360 days past due	130,670	—
Total gross accounts receivable	$1,537,593	$137,550

Allowance for doubtful accounts amounted to $65,335 and $Nil as of July 31, 2019 and 2018, respectively.